SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469



                        Date of Report: December 11, 2007





                            GS CLEANTECH CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                              59-3764931
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(State of other jurisdiction of                                   (IRS Employer
incorporation or organization)                               Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                 10019
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03    AMENDMENT TO CERTIFICATE OF INCORPORATION

Effective at close of business on December 11, 2007 GS CleanTech Corporation filed with the Delaware Secretary of State a Certificate of Amendment to its Certificate of Incorporation. The amendment effected a reverse split of the corporation's common stock in the ratio of 1:50.

The trading symbol for the stock effective as of business on December 12, 2007 will be "GSCL."




Item 9.01    Financial Statements and Exhibits

Exhibits

3-a Certificate of Amendment to Certificate of Incorporation filed on December 4, 2007, effective on December 11, 2007 at 6:00 p.m. Eastern Standard Time.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  December 11, 2007               GS CLEANTECH CORPORATION


                                        By: /s/ David Winsness
                                            ---------------------------
                                                David Winsness,
                                                Chief Executive Officer